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                                                                 Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2000, with respect to the financial statements of Integ Incorporated included in the Proxy Statement that is made a part of this Registration Statement (Form S-4) and Prospectus of Inverness Medical Technology, Inc.

                              /s/ Ernst & Young LLP


Minneapolis, Minnesota
November 29, 2000